UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 29, 2014 (December 19, 2014)

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers Compensatory Arrangements of Certain Officers.

On December 19, 2014, Thomas F. Lesinski was appointed to the board of directors of National CineMedia, Inc. (the “Company”) to fill the vacancy left by James R. Holland, Jr. and serve out the remainder of Mr. Holland’s term. Mr. Lesinski is the Founder and CEO of Energi Entertainment, a multi-media content production company. Mr. Lesinski was designated to the board of directors by Cinemark Media, Inc. (“Cinemark”) pursuant to the Director Designation Agreement, dated as of February 13, 2007, between the Company and its founding members, American Multi-Cinema, Inc. and its affiliates, Cinemark and its affiliates and Regal CineMedia Holdings, LLC and its affiliates (the “Director Designation Agreement”). The Director Designation Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. Mr. Lesinski has not been appointed to serve on any committees of the board of directors at this time.

The Company issued a press release announcing Mr. Lesinski’s appointment as a director on December 22, 2014. A copy of the press release is furnished as Exhibit 99.1 to this report.

Also on December 19, 2014, the Company entered into an Indemnification Agreement with Mr. Lesinski, in substantially similar form to the indemnification agreements entered into by the Company with its other directors and officers. The Indemnification Agreement requires the Company to indemnify Mr. Lesinski against liabilities that may arise by reason of his status or service as a director. It also requires the Company to advance any expenses incurred by Mr. Lesinski as a result of any proceeding against him as to which he could be indemnified and to obtain directors’ and officers’ insurance, if available on reasonable terms.

A form of the Indemnification Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Reference	Description

10.1	(1)	Director Designation Agreement.

10.2	(2)	Form of Indemnification Agreement.

99.1		Press Release of National CineMedia, Inc. dated December 22, 2014.

(1)	Incorporated by reference to Exhibit 10.10 from the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on February 16, 2007.
(2)	Incorporated by reference to Exhibit 10.1 from the Registrant’s Current Report on Form 8-K (File No. 001-33296) filed on February 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: December 29, 2014	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General Counsel and Secretary